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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                     -----


                                   FORM 8-K

                                CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d)

                    OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) November 1, 1998

                  ContiMortgage Home Equity Loan Trust 1995-3
            (Exact name of registrant as specified in its charter)

          New York                      033-84848-06           16-6425370
----------------------------            ------------          -------------
(State or other jurisdiction            (Commission           (IRS Employer
     of incorporation)                  File Number)           ID Number)

3811 West Charleston Boulevard, Suite 104, Las Vegas, Nevada               89102
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(Address of principal executive offices)                              (Zip Code)

Registrant's Telephone Number,
including area code:                                              (702) 822-5836
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                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)


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Item 5.    Other Events

         On November 1, 1998, the ContiMortgage Home Equity Loan Trust 1995-3 entered into a Subservicing Agreement attached hereto as Exhibit 99.1.
















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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

                  99.1 Subservicing Agreement dated as of November 1, 1998, by and among ContiMortgage Corporation as Servicer, ContiSecurities Asset Funding Corp., as Depositor,
                  Continental Grain Company as Subservicer, and Manufacturers and Traders Trust Company, as the Trustee.












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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            CONTISECURITIES ASSET FUNDING CORP.


                                            By:   /s/ John Banu
                                               ---------------------------------
                                                Name:  John Banu
                                                Title: Authorized Signatory


                                            By:   /s/ Mary Rapoport
                                               ---------------------------------
                                                Name:  Mary Rapoport
                                                Title: Authorized Signatory





Dated: January 6, 1999





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                                 EXHIBIT INDEX

Exhibit                                                                    Page
-------                                                                    ----

99.1 Subservicing Agreement dated as of November 1, 1998, by and among ContiMortgage Corporation as Servicer, ContiSecurities Asset Funding Corp., as Depositor, Continental Grain Company as
Subservicer, and Manufacturers and Traders Trust Company, as the
Trustee.